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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 22, 2007

                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

          California                  0-27122                   94-2900635
 (State or other jurisdiction  (Commission file number)      (I.R.S. Employer
      of incorporation)                                  Identification Number)

              3011 Triad Drive                               94551
              Livermore, CA                                  (Zip Code)
    (Address of principal executive offices)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.05. Costs Associated with Exit or Disposal Activities.

Item 2.06. Material Impairments.

Restructuring and Goodwill Impairment
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     On June 28, 2007, Adept Technology, Inc. ("Adept" or the "Company")
reported on a Current Report on Form 8-K (the "Form 8-K") that the Company had concluded that a material charge for impairment of goodwill was required under generally accepted accounting principles applicable to the Company as a result of the restructuring disclosed in the Form 8-K. As previously disclosed in the Form 8-K, the Company is executing a restructuring plan involving continued outsourcing of non-core functions, closure of certain facilities in Quebec, Canada and Connecticut and a portion of its Livermore, California facilities, and a reduction in force of employees located primarily in Canada and the United States.

     The Company has determined, on July 9, 2007, that the amount of the impairment charge for the Company's fiscal year ended June 30, 2007 will be approximately $3.18 million., which is the remaining goodwill related to the Company's previous acquisitions of Hexavision Technologies Inc. ("Hexavision") and Meta Control Technologies, Inc. ("Meta"). The restructuring plan includes the closure or sale of the business that was the subject of the Hexavision acquisition and the discontinuation of sales of products acquired in the Meta acquisition.

     As the impaired asset is goodwill, the impairment will not result in future cash expenditures by the Company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ADEPT TECHNOLOGY, INC.


Date:  July 12, 2007                       By:    /s/ Steven L. Moore
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                                                  Steven L. Moore
                                                  Vice President of Finance
                                                  and Chief Financial Officer